UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) February 12, 2004


                 COMPETITIVE TECHNOLOGIES, INC.
     (Exact name of registrant as specified in its charter)



Delaware                 1-8696                   36-2664428
(State or other          (Commission File         (IRS Employer
jurisdiction             Number)                  Identification No.)
of incorporation)




1960 Bronson Road, Fairfield, Connecticut         06824
(Address of principal executive offices)         (Zip Code)



Registrant's  telephone number, including area code   (203)  255-6044


                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)


Item 5.   Other Events and Regulation FD Disclosure.

     On February 12, 2004, Competitive Technologies, Inc. (CTT) reported that it had been advised that Wyeth Holdings Corporation
(a subsidiary of Wyeth formerly known as American Cyanamid
Company) filed an appeal to the United States Supreme Court in the Materna(TM) litigation.

     (For further information related to this lawsuit, see the discussion of Materna Litigation in Note 8 to CTT's Condensed
Financial Statements in its report on Form 10-Q for the quarterly period ended October 31, 2003.)

Item 7.   Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit No.    Description of Exhibit                  Page

     99.1           Registrant's press release dated
                    February 12, 2004                        3-4


                            Signature


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COMPETITIVE TECHNOLOGIES, INC.
                                   Registrant


Date:  February 12, 2004           /s/  John B. Nano
                                   By:  John B. Nano
                                   President and
                                   Chief Executive Officer